UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2007

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant.

(a). Dismissal of independent registered public accounting firm:

On October 10, 2007, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm for Gottschalks Inc. (the "Company").

The decision to change the independent registered public accounting firm was approved by the Company's Board of Directors acting upon the recommendation of the Audit Committee.

The audit reports of Deloitte & Touche LLP on the financial statements of Gottschalks Inc. for the years ended February 3, 2007 and January 28, 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows.

Deloitte & Touche LLP's report, dated April 12, 2007 on the Company's financial statements as of and for the fiscal years ended February 3, 2007 and January 28, 2006 contained a separate paragraph stating:

"As discussed in Note 1 to the financial statements, on January 29, 2006, the Company changed its method of accounting for share based payment arrangements to conform to Statement of Financial Accounting Standards Board Statement No. 123(R), Share-Based Payment."

During the two fiscal years ended February 3, 2007 and the subsequent interim period through August 4, 2007, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which agreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended February 3, 2007, and the subsequent interim period through August 4, 2007, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

A letter from Deloitte & Touche LLP is attached as Exhibit 99.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm:

On October 15, 2007, we engaged BDO Seidman, LLP as our new independent accountants. During our 2006 and 2005 fiscal years and the subsequent interim period through August 4, 2007, we did not consult with BDO Seidman, LLP regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did BDO Seidman, LLP provide written or oral advice to us that BDO Seidman, LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement" (as defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions), or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Letter from Deloitte & Touche LLP dated October 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

October 16, 2007	By: /s/ James R. Famalette James R. Famalette Chairman and Chief Executive Officer

October 16, 2007	By: /s/ Daniel T. Warzenski Daniel T. Warzenski Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Exhibit No.	Description
99.1	Letter from Deloitte & Touche LLP dated October 16, 2007. Also provided in PDF format as a courtesy.